EXHIBIT 7.1

AGREEMENT

This Agreement, dated as of September 20, 2007, is by and among James E. Brooks, Mark S. Thompson, Eggert Dagbjartsson, each an individual, Equity Resources Group, Incorporated, a Massachusetts corporation, and each of the Limited Partnerships listed on the signature pages hereto (the "Limited Partnerships").

Each of the Limited Partnerships may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D with respect to an aggregate of 2,059.5 units (the "Units") of limited partnership interest in Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership, held by Equity Resource Bay Fund Limited Partnership, Equity Resource Boston Fund Limited Partnership, Equity Resource Brattle Fund Limited Partnership, Equity Resources Cambridge Fund Limited Partnership, Equity Resource Dover Fund Limited Partnership, Equity Resource Fund XV Limited Partnership, Equity Resource Fund XVI Limited Partnership, Equity Resource Fund XX Limited Partnership and Equity Resource Lexington Fund Limited Partnership.  James E. Brooks, Mark S. Thompson and Eggert Dagbjartsson may be required to file by reason of their being the general partners of each of Equity Resource Bay Fund Limited Partnership, Equity Resource Boston Fund Limited Partnership, Equity Resource Brattle Fund Limited Partnership, Equity Resources Cambridge Fund Limited Partnership, Equity Resource Fund XV Limited Partnership, Equity Resource Fund XVI Limited Partnership, Equity Resource Fund XX Limited Partnership and Equity Resource Lexington Fund Limited Partnership, as the case may be.  Eggert Dagbjartsson may be required to file by reason of his being a Manager of Equity Resource Investments, LLC, which is the Managing Member of ERI D, LLC, which is the General Partner of Equity Resource Dover Fund Limited Partnership.  Equity Resources Group, Incorporated may be required to file by reason of it being a former general partner of Equity Resource Fund XV Limited Partnership, Equity Resource Fund XVI Limited Partnership, Equity Resource Fund XX Limited Partnership.

Pursuant to Rule 13(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, the parties hereby agree to file a single statement on Schedule 13D on behalf of each of the parties, and hereby further agree to file this Agreement as an exhibit to such statement, as required by such rule.

Executed and delivered as of the date first above written.

EQUITY RESOURCES GROUP, INCORPORATED

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: Executive Vice President

EQUITY RESOURCE BAY FUND LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE BOSTON FUND LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE BRATTLE FUND LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCES CAMBRIDGE FUND LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE DOVER FUND LIMITED PARTNERSHIP

By: ERI D, LLC, General Partner

By: Equity Resource Investments, LLC, Managing Member

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: Manager

EQUITY RESOURCE FUND XV LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE FUND XVI LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE FUND XX LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

EQUITY RESOURCE LEXINGTON FUND LIMITED PARTNERSHIP

By: /s/ Eggert Dagbjartsson
Name: Eggert Dagbjartsson
Title: General Partner

/s/ James E. Brooks
James E. Brooks

/s/ Eggert Dagbjartsson
Eggert Dagbjartsson

/s/ Mark S. Thompson
Mark S. Thompson